EXHIBIT 99.1

INmune Bio to Ring the NASDAQ Closing Bell on Tuesday, April 9, 2019

La Jolla, CA – April 2, 2019 – INmune Bio, Inc. (NASDAQ: INMB) (the “Company”), an immunology company focused on developing treatments that harness the patient’s innate immune system to fight disease, today announced its Chief Executive Officer, Raymond J. Tesi, Chief Financial Officer, David Moss, and Chief Scientific Officer, Professor Mark Lowdell, will be joined by other members of the management team to ring the NASDAQ closing bell on Tuesday, April 9, 2019, to celebrate the Company’s successful initial public offering (“IPO”) in February 2019.

“On behalf of the INmune Bio management team and our board of directors, we are honored to celebrate our recent IPO by ringing the NASDAQ closing bell,” said Raymond J. Tesi, Chief Executive Officer of INmune Bio. “Our successful IPO has provided us with financing to pursue the continued advancement of our immunotherapy programs that harness the power of the innate immune system in multiple, critical clinical trials. Our team will continue to focus on developing innovative treatment alternatives to fight cancer and neurodegenerative diseases.”

The INmune Bio closing bell ceremony will be broadcast live starting at 3:45PM (Eastern Time) from the NASDAQ MarketSite Tower in New York by visiting http://livestream.com/nasdaq/live.

About INmune Bio, Inc.

INmune Bio, Inc. is a publicly traded (NASDAQ: INMB) clinical-stage biotechnology company developing therapies targeting the innate immune system to fight disease. INmune Bio is developing three product platforms: two products that reengineer the patient’s innate immune system’s response to cancer and one product to treat neuroinflammation that is currently focused on Alzheimer’s disease. INKmune is a natural killer (NK) cell therapeutic that primes the patient’s NK cells to attack minimal residual disease, the remaining cancer cells that are difficult to detect, which often cause relapse. INB03 inhibits myeloid-derived suppressor cells (MDSC), which often cause resistance to immunotherapy, such as anti-PD-1 checkpoint inhibitors. XPro1595 targets neuroinflammation, which causes microglial activation and neuronal cell death. INmune Bio’s product platforms utilize a precision medicine approach for the treatment of a wide variety of hematologic malignancies, solid tumors and chronic inflammation. To learn more, please visit www.inmunebio.com.

Forward-Looking Statements

This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. When used in this prospectus, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this prospectus relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

INmune Bio Contact:

David Moss, CFO

(858) 964-3720

DMoss@INmuneBio.com

Media Contact:

Antenna Group

Sharon Golubchik

(201) 465-8008

INmuneBio@AntennaGroup.com

Investor Contact:

KCSA Strategic Communications

Valter Pinto / Scott Eckstein

PH: (212) 896-1254 / (212) 896-1210

INmune@KCSA.com